Exhibit 10.1
FIRST AMENDMENT TO
REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of November 30, 2007, by and among LANDAMERICA FINANCIAL GROUP, INC., a Virginia corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), as Issuing Bank (the “Issuing Bank”), and as Swingline Lender (the “Swingline Lender”).

WITNESSETH:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of July 28, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Administrative Agent and the Lenders are willing to do so; and

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.  Amendments.

(a)  Section 6.2 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following Section:

Section 6.2 Interest Coverage Ratio. The Borrower will maintain, as of the end of each Fiscal Quarter, (i) for the period from December 31, 2007 until September 30, 2008, an Interest Coverage Ratio of not less than 1.50:1.0 and (ii) commencing with the Fiscal Quarter ending December 31, 2008, an Interest Coverage Ratio of not less than 3.00:1.0.

(b)  Section 6.3 of the Credit Agreement is hereby amended by replacing clause (i) of such Section in its entirety with the following clause (i):

(i) 80% of the Consolidated Net Worth as of December 31, 2005 plus

2.  Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) executed counterparts to this Amendment from the Borrower, the Administrative Agent and the Required Lenders, and (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent).

3.  Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent that:

(a)           The execution, delivery and performance by the Borrower of this Amendment (i) are within the Borrower’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of the Borrower’s articles of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Material Subsidiaries is a party or by which the Borrower or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of the Borrower or any of its Material Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;

(b)           This Amendment has been duly executed and delivered for the benefit of or on behalf of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c)           After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.  Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

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5.  Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6.  No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

7.  Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

8.  Counterparts.This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

9.  Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10.  Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

 [Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower, by their respective authorized officers as of the day and year first above written.

BORROWER:

LANDAMERICA FINANCIAL GROUP,
INC.

By:	/s/ Ronald B. Ramos
	Name:	Ronald B. Ramos
	Title:	Senior Vice President and
Treasurer

        [SIGNATURE PAGE TO FIRST AMENDMENT]

LENDERS:

SUNTRUST BANK, as Administrative
Agent, as Issuing Bank, as Swingline
Lender and as a Lender

By:	/s/ Mark A. Flatin
	Name:	Mark A. Flatin
	Title:	Managing Director

        [SIGNATURE PAGE TO FIRST AMENDMENT]

WACHOVIA BANK, National
Association, as Co-Syndication Agent and
a Lender

By:	/s/ Anthony J. Conte
	Name:	Anthony J. Conte
	Title:	Senior Vice President

        [SIGNATURE PAGE TO FIRST AMENDMENT]

UNION BANK OF CALIFORNIA, N.A.,as Co-
Syndication Agent and as a Lender

By:	/s/ Joseph A. Agrabrite
	Name:	Joseph A. Agrabrite
	Title:	Vice President / Manager

        [SIGNATURE PAGE TO FIRST AMENDMENT]

US BANK, NATIONAL ASSOCIATION, as Co-
Documentation Agent and as a Lender

By:	/s/ David W. Johnson
	Name:	David W. Johnson
	Title:	Vice President and Portfolio Manager

        [SIGNATURE PAGE TO FIRST AMENDMENT]

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION as Co-
Documentation Agent and as a Lender

By:	/s/ Lawrence Palumbo, Jr.
	Name:	Lawrence Palumbo, Jr.
	Title:	Vice President

        [SIGNATURE PAGE TO FIRST AMENDMENT]

COMERICA BANK, as a Lender

By:
Name:
Title:

        [SIGNATURE PAGE TO FIRST AMENDMENT]

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

        [SIGNATURE PAGE TO FIRST AMENDMENT]

PNC BANK, N.A., as a Lender

By:
Name:
Title:

        [SIGNATURE PAGE TO FIRST AMENDMENT]

WELLS FARGO BANK ARIZONA, N.A., as a
Lender

By:
Name:
Title:

        [SIGNATURE PAGE TO FIRST AMENDMENT]